SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                February 6, 2001




                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)


              NORTH CAROLINA                       No. 1-9021                         No. 56-1473727
      (State or other jurisdiction of       (Commission File Number)                  (IRS Employer
              incorporation)                                                       Identification No.)
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                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)




               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)



Items 1 - 4.      Not Applicable

Item 5.           Other Events

                  On February 6, 2001, Wachovia Corporation issued a press release announcing that it was exploring strategic alternatives for its consumer credit card business.

Item 6.           Not Applicable

Item 7.           Exhibits.

                  99.1 Press Release, dated February 6, 2001, issued by Wachovia Corporation.

Item 8.           Not Applicable

Item 9.           Not Applicable


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WACHOVIA CORPORATION


                                  By: /s/ David L. Gaines.
                                      --------------------
                                  Name: David L. Gaines
                                  Title: Senior Vice President and Comptroller

Date: February 6, 2001